SEGMENT INFORMATION
                         TECHNE CORPORATION AND SUBISIDARIES
                       (in thousands of $'s, except per share data)

                                    Fiscal 2009                 Increase (Decrease) From Fiscal 2008
               ------------------------------------------------ ---------------------------------------
                First  Second   Third  Fourth          Percent   First  Second   Third  Fourth
               Quarter Quarter Quarter Quarter  YTD    Of Sales Quarter Quarter Quarter Quarter   YTD
               ------- ------- ------- ------- ------- -------- ------- ------- ------- -------  ------
Sales           69,324  61,876  67,866  64,890 263,956   100%    11,337    (266) (1,656) (2,879)  6,536
Cost of sales   13,086  13,430  14,316  14,656  55,488    21%       982     679     170     768   2,599
               ------- ------- ------- ------- ------- -------- ------- ------- ------- -------  ------
Gross margin    56,238  48,446  53,550  50,234 208,468    79%    10,355    (945) (1,826) (3,647)  3,937

Gross margin
 percentage      81.1%   78.3%   78.9%   77.4%   79.0%

SG&A expense     8,840   9,703   7,061   7,560  33,164    13%       750    (942) (1,933) (1,426) (3,551)
R&D expense      5,910   5,846   5,809   5,999  23,564     9%       729     284     (30)    187   1,170
Amortization
 expense           240     240     240     240     960     -        (48)    (42)    (43)    (42)   (175)
Interest income (2,887) (2,205) (1,504) (1,038) (7,634)   (3%)      111   1,047   1,651   1,745   4,554
Other non-oper-
 ating ex., net  1,187     712   1,103      49   3,051     1%       618     139     680  (1,030)    407
               ------- ------- ------- ------- ------- -------- ------- ------- ------- -------  ------
                13,290  14,296  12,709  12,810  53,105    20%     2,160     486     325    (566)  2,405
               ------- ------- ------- ------- ------- -------- ------- ------- ------- -------  ------
Earnings before
 income taxes   42,948  34,150  40,841  37,424 155,363    59%     8,195  (1,431) (2,151) (3,081)  1,532
Income taxes    14,355  10,528  13,200  12,038  50,121    19%     2,674  (1,414)   (202) (1,210)   (152)
               ------- ------- ------- ------- ------- -------- ------- ------- ------- -------  ------
                28,593  23,622  27,641  25,386 105,242    40%     5,521     (17) (1,949) (1,871)  1,684
               ======= ======= ======= ======= ======= ======== ======= ======= ======= =======  ======
Diluted earnings
 per share         .74     .62     .74     .68    2.78
Weighted average
 diluted shares
 outstanding    38,747  37,992  37,499  37,332  37,900


                                         BIOTECHNOLOGY  (1)
                                       (in thousands of $'s)

                                    Fiscal 2009                 Increase (Decrease) From Fiscal 2008
               ------------------------------------------------ ---------------------------------------
                First  Second   Third  Fourth          Percent   First  Second   Third  Fourth
               Quarter Quarter Quarter Quarter  YTD    Of Sales Quarter Quarter Quarter Quarter   YTD
               ------- ------- ------- ------- ------- -------- ------- ------- ------- -------  ------
Sales           53,899  48,643  53,718  49,734 205,994    100%    8,571   2,067     806    (261) 11,183
Intersegment
 sales          (7,762) (8,311) (8,579) (7,429)(32,081)          (1,315)   (878)   (757)     17  (2,933)
               ------- ------- ------- ------- -------          ------- ------- ------- -------  ------
                46,137  40,332  45,139  42,305 173,913            7,256   1,189      49    (244)  8,250

Cost of sales   10,247  11,090  11,080  10,311  42,728     21%    1,250   1,478     371      64   3,163
Intersegment
 sales          (7,461) (8,339) (8,494) (7,454)(31,748)          (1,287)   (909)   (739)    284  (2,651)
               ------- ------- ------- ------- -------          ------- ------- ------- -------  ------
                 2,786   2,751   2,586   2,857  10,980              (37)    569    (368)    348     512

Gross margin    43,351  37,581  42,553  39,448 162,933     79%    7,293     620     417    (592)  7,738

Gross margin
 percentage      81.0%   77.2%   79.4%   79.3%   79.3%

SG&A expense     5,141   5,418   4,262   4,214  19,035      9%      517    (116)   (995) (1,352) (1,946)
R&D expense      5,717   5,643   5,622   5,810  22,792     11%      715     275     (18)    188   1,160
Amortization
 expense           240     240     240     240     960     --       (48)    (42)    (43)    (42)   (175)
Interest, net   (1,084)   (970)   (853)   (743) (3,650)    (1%)     173     339     432     245   1,189
Other expense       (2)      1       1       2       2      --      (36)    (11)      6    (387)   (428)
               ------- ------- ------- ------- ------- -------- ------- ------- ------- -------  ------
                10,012  10,332   9,272   9,523  39,139     19%    1,321     445    (618) (1,348)   (200)
               ------- ------- ------- ------- ------- -------- ------- ------- ------- -------  ------
Pretax result   33,339  27,249  33,281  29,925 123,794     60%    5,972     175   1,035     756   7,938
               ======= ======= ======= ======= ======= ======== ======= ======= ======= =======  ======

(1) Includes R&D Systems' Biotechnology Division, BiosPacific, Inc.
and R&D China



                                    R&D SYSTEMS EUROPE
                                   (in thousands of Br. pounds)

                                    Fiscal 2009                 Increase (Decrease) From Fiscal 2008
               ------------------------------------------------ ---------------------------------------
                First  Second   Third  Fourth          Percent   First  Second   Third  Fourth
               Quarter Quarter Quarter Quarter  YTD    Of Sales Quarter Quarter Quarter Quarter   YTD
               ------- ------- ------- ------- ------- -------- ------- ------- ------- -------  ------
Sales           10,175  11,197  12,716  11,134  45,222    100%    2,570   1,896   2,536     569   7,571
Cost of sales    4,260   5,361   6,540   5,683  21,844     48%      805   1,308   2,148   1,197   5,458
               ------- ------- ------- ------- ------- -------- ------- ------- ------- -------  ------
Gross margin     5,915   5,836   6,176   5,451  23,378     52%    1,765     588     388    (628)  2,113

Gross margin
 percentage      58.1%   52.1%   48.6%   49.0%   51.7%

SG&A expense     1,224   1,364   1,191   1,188   4,967     11%      110      88      28     (65)    161
Interest income   (790)   (583)   (235)   (102) (1,710)    (4%)    (107)    190     527     638   1,248
Exchange loss/
 (gain)            260     (35)    163    (368)     20      1%      356      46     393    (359)    436
               ------- ------- ------- ------- ------- -------- ------- ------- ------- -------  ------
                   694     746   1,119     718   3,277      8%      359     324     948     214   1,845
               ------- ------- ------- ------- ------- -------- ------- ------- ------- -------  ------
Pretax result    5,221   5,090   5,057   4,733  20,101     44%    1,406     264    (560)   (842)    268
               ======= ======= ======= ======= ======= ======== ======= ======= ======= =======  ======


                                   R&D SYSTEMS EUROPE
                                  (in thousands of $'s)

                                    Fiscal 2009                 Increase (Decrease) From Fiscal 2008
               ------------------------------------------------ ---------------------------------------
                First  Second   Third  Fourth          Percent   First  Second   Third  Fourth
               Quarter Quarter Quarter Quarter  YTD    Of Sales Quarter Quarter Quarter Quarter   YTD
               ------- ------- ------- ------- ------- -------- ------- ------- ------- -------  ------
Sales           18,941  17,284  18,293  18,023  72,541    100%    3,492  (1,743) (1,933) (3,010) (3,194)
Cost of sales    7,931   8,274   9,405   9,430  35,040     48%      911     (19)    679     508   2,079
               ------- ------- ------- ------- ------- -------- ------- ------- ------- -------  ------
Gross margin    11,010   9,010   8,888   8,593  37,501     52%    2,581  (1,724) (2,612) (3,518) (5,273)

Gross margin
 percentage      58.1%   52.1%   48.6%   47.7%   51.7%

SG&A expense     2,283   2,094   1,714   1,876   7,967     11%       21    (505)   (597)   (619) (1,700)
Interest income (1,471)   (906)   (338)    (28) (2,743)    (4%)     (84)    670   1,176   1,444   3,206
Exchange loss      476       5     238    (687)     32      1%      674     170     695    (670)    869
               ------- ------- ------- ------- ------- -------- ------- ------- ------- -------  ------
                 1,288   1,193   1,614   1,161   5,256      8%      611     335   1,274     155   2,375
               ------- ------- ------- ------- ------- -------- ------- ------- ------- -------  ------
Pretax result    9,722   7,817   7,274   7,432  32,245     44%    1,970  (2,059) (3,886) (3,673) (7,648)
               ======= ======= ======= ======= ======= ======== ======= ======= ======= =======  ======


                                            HEMATOLOGY
                                       (in thousands of $'s)

                                    Fiscal 2009                 Increase (Decrease) From Fiscal 2008
               ------------------------------------------------ ---------------------------------------
                First  Second   Third  Fourth          Percent   First  Second   Third  Fourth
               Quarter Quarter Quarter Quarter  YTD    Of Sales Quarter Quarter Quarter Quarter   YTD
               ------- ------- ------- ------- ------- -------- ------- ------- ------- -------  ------
Sales            4,246   4,260   4,434   4,562  17,502    100%      589     288     228     375   1,480
Cost of sales    2,369   2,405   2,325   2,369   9,468     54%      108     129    (141)    (88)      8
               ------- ------- ------- ------- ------- -------- ------- ------- ------- -------  ------
Gross margin     1,877   1,855   2,109   2,193   8,034     46%      481     159     369     463   1,472

Gross margin
 percentage      44.2%   43.5%   47.6%   48.1%   45.9%

SG&A expense       436     398     310     319   1,463      9%      (31)    (89)   (179)   (241)   (540)
R&D expense        193     203     187     189     772      4%       14       9     (12)     (1)     10
Interest, net     (102)    (91)    (80)    (72)   (345)    (2%)      18      34      43      21     116
               ------- ------- ------- ------- ------- -------- ------- ------- ------- -------  ------
                   527     510     417     436   1,890     11%        1     (46)   (148)   (221)   (414)
               ------- ------- ------- ------- ------- -------- ------- ------- ------- -------  ------
Pretax result    1,350   1,345   1,692   1,757   6,144      35%     480     205     517     684   1,886
               ======= ======= ======= ======= ======= ======== ======= ======= ======= ======= =======


                                    CORPORATE AND OTHER (2)
                                     (in thousands of $'s)

                                    Fiscal 2009         Increase (Decrease) From Fiscal 2008
               --------------------------------------- ---------------------------------------
                First  Second   Third  Fourth          First  Second   Third  Fourth
               Quarter Quarter Quarter Quarter  YTD    Quarter Quarter Quarter Quarter   YTD
               ------- ------- ------- ------- ------- ------- ------- ------- -------  ------
Interest income    230     238     233     195     896     (4)     (4)     --     (35)    (43)
Rental income       99     131     115     136     481     32      20      24       1      77
               ------- ------- ------- ------- ------- ------- ------- ------- -------  ------
                   329     369     348     331   1,377     28      16      24     (34)     34

SG&A expense       980   1,793     775   1,151   4,699    243    (232)   (162)    786     635
Other-Building
 expenses          553     551     573     531   2,208      9     (49)    (60)     (7)   (107)
Other-Equity
 Investment losses 259     286     406     339   1,290      3      49      63      35     150
               ------- ------- ------- ------- ------- ------- ------- ------- -------  ------
                 1,792   2,630   1,754   2,021   8,197    255    (232)   (159)    814     678
               ------- ------- ------- ------- ------- ------- ------- ------- -------  ------
Pretax result   (1,463) (2,261) (1,406) (1,690) (6,820)  (227)    248     183    (848)   (644)
               ======= ======= ======= ======= ======= ======= ======= ======= =======  ======

(2) Unallocated corporate expenses and Techne's share of losses by Hemerus Medical, LLC and Nephromics, LLC.